DELAWARE GROUP® EQUITY FUNDS V

Delaware Wealth Builder Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information (“SAI”)
dated March 30, 2022

On November 10, 2022, the Fund’s Board of Trustees approved a proposal to permit the Fund to purchase and write call options and put options and engage in options strategies for hedging and speculative purposes.  Effective January 1, 2023, the following replaces the first paragraph of the section of the SAI entitled “Investment Strategies and Risks – Options”

Delaware Small Cap Value Fund and Delaware Small Cap Core Fund may write call options and purchase put options on a covered basis only. Delaware Small Cap Value Fund and Delaware Small Cap Core Fund will not engage in option strategies for speculative purposes. Delaware Small Cap Value Fund and Delaware Small Cap Core Fund may write covered call options from time to time on such portion of their respective portfolios, without limit, as the Manager determines is appropriate in seeking to achieve their investment objectives. Delaware Wealth Builder Fund may purchase and write call and put options and may engage in option strategies for hedging and/or speculative purposes. Delaware Wealth Builder Fund may write covered call options in an amount not to exceed 10% of its total assets and may purchase call options in an amount not to exceed 2% of its total assets. Each Fund may invest up to 2% of its total assets in the purchase of put options. The Delaware Small Cap Value Fund and Delaware Small Cap Core will, at all times during which they hold a put option, own the security covered by such option. The Funds may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Funds to protect an unrealized gain in an appreciated security in their portfolios without actually selling the security. The Funds may purchase options on stock indices. Delaware Small Cap Value Fund and Delaware Small Cap Core Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses, and to take advantage of the liquidity available in the option markets.

Effective January 1, 2023, the following replaces the first paragraph of the section of the SAI entitled “Investment Strategies and Risks – Options – Writing call and put options

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Delaware Small Cap Value Fund and Delaware Small Cap Core Fund will write call options on a covered basis only.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 2, 2022.